Earnings Supplement Q3 2024

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q3 2024 Financial Highlights Q3 2024 (1) See reconciliation of GAAP to non-GAAP financial measures on page 5 Q3 2023 Revenue $23.5 million $26.0 million Adj. EBITDA1 $7.8 million $10.3 million Total Certs 27,435 29,959

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Key Performance Indicators Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Certs Credit Union & Bank 21,808 22,660 64,924 76,069 OEM 5,627 7,299 19,663 20,652 Total Certs 27,435 29,959 84,587 96,721 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 502 $ 537 $ 530 $ 547 Avg. Program Fee Revenue per Cert $ 516 $ 527 $ 512 $ 530 Originations Facilitated Loan Origination Volume ($ in 000s) $ 772,469 $ 883,470 $ 2,379,621 $ 2,850,133 Average Loan Size $ 28,156 $ 29,489 $ 28,132 $ 29,468 Channel Overview New Vehicle Certs as a % of Total 12.9% 13.3% 12.2% 13.2 % Used Vehicle Certs as a % of Total 87.1% 86.7% 87.8% 86.8 % Indirect Certs as a % of Total 77.3% 75.6% 79.0% 72.3 % Direct Certs as a % of Total 19.5% 21.1% 17.7% 20.3 % Refinance Certs as a % of Total 3.2% 3.3% 3.3% 7.4% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was a reduction of $7.0 million and $14.8 million for the three and nine months ended September 30, 2024, respectively, and a reduction of $8.1 million and $8.5 million for the three and nine months ended September 30, 2023, respectively.

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Financial Results ($ in '000s) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Revenue Program fees $ 14,161 $ 15,416 $ 43,306 $ 50,610 Profit share 6,822 8,022 30,037 44,433 Claims administration and other service fees 2,493 2,568 7,605 7,478 Total revenue 23,476 26,006 80,948 102,521 Cost of services 6,127 5,369 17,590 16,917 Gross profit 17,349 20,637 63,358 85,604 Operating expenses General and administrative 9,594 9,875 33,318 31,041 Selling and marketing 4,897 4,509 13,260 13,136 Research and development 992 1,717 3,601 4,075 Total operating expenses 15,483 16,101 50,179 48,252 Operating income 1,866 4,536 13,179 37,352 Interest expense (2,962) (2,799) (8,468) (7,841) Interest income 3,221 2,801 9,278 7,317 Other expense, net — (3) — (9) Income before income taxes 2,125 4,535 13,989 36,819 Income tax expense 688 1,532 4,563 9,907 Net income $ 1,437 $ 3,003 $ 9,426 $ 26,912

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net income $ 1,437 $ 3,003 $ 9,426 $ 26,912 Non-GAAP adjustments: Interest expense 2,962 2,799 8,468 7,841 Income tax expense 688 1,532 4,563 9,907 Depreciation and amortization of fixed assets 494 328 1,281 824 Share-based compensation expense 2,186 2,663 6,408 6,826 Total adjustments 6,330 7,322 20,720 25,398 Adjusted EBITDA $ 7,767 $ 10,325 $ 30,146 $ 52,310 Total revenue $ 23,476 $ 26,006 $ 80,948 $ 102,521 Adjusted EBITDA margin 33% 40% 37% 51 % Adjusted EBITDA ($ in 000's)

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Cumulative Profit Share Revenue Change in Estimate Q3 2024 negative change in estimate of $7.0 million is associated with cumulative previously reported profit share revenue of approximately $403 million(1). Cumulative change in estimate at Q3 2024 is negative $6.2 million(2). ($ in millions) $4.9 $30.9 $0.7 $(1.6) $(5.7) $(1.2) $(8.1) $(14.3) $(1.1) $(6.7) $(7.0) Change in Estimate Cumulative Change in Estimate 2019 2020 2021 2022 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 -$50 -$25 $0 $25 $50 (1) Cumulative revenue from Accounting Standards Codification ("ASC") 606 implementation in 2019 through Q2 2024. (2) Cumulative change in estimate from ASC 606 implementation in 2019 through Q2 2024. * Figures on this page include the non-recurring negative profit share change in estimate of $3.0 million recorded in Q3 2024. $(6.2)

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding November 7, 2024 119,350 Treasury Shares 8,848 Total Shares Issued 128,198